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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 28, 1999, with respect to the financial statements of nFront, Inc., included in the Registration Statement on Form S-4 and related Proxy Statement/Prospectus of Digital Insight Corporation filed on or about January 7, 2000.

                                                 /s/ Ernst & Young LLP
                                                     Ernst & Young LLP

Atlanta, Georgia
January 6, 2000